Net revenues	12 Months Ended
Dec. 31, 2023
Net revenues
Net revenues

13.  Net revenues

The Group principally generates its net product revenue from the product sales model and net service revenues from the marketplace model. The Group operates ZKH platform and GBB platform which are distinguished by customer type. ZKH customers mainly include enterprise customers in a variety of industries and GBB customers mainly include trading companies, distributor and local hardware stores. The Group’s principal operations and geographic markets are in the PRC.

	Year ended December 31,
	2021	2022	2023
	RMB	RMB	RMB
Net product revenues
From ZKH platform	6,549,947	7,277,260	7,381,501
From GBB platform	950,089	809,660	960,102
	7,500,036	8,086,920	8,341,603
Net service revenues
From ZKH platform	116,692	179,508	307,412
Other revenues	37,863	48,808	72,160
Total	7,654,591	8,315,236	8,721,175